UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2013

Commission File Number	Name of Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number

1-9894	Alliant Energy Corporation (a Wisconsin corporation) 4902 N. Biltmore Lane Madison, Wisconsin 53718 Telephone (608) 458-3311	39-1380265

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Alliant Energy Corporation (“AEC”) is filing this Amendment No. 1 on Form 8-K/A to AEC’s Current Report on Form 8-K filed on May 13, 2013 to correct an inadvertent error in reporting the voting results of the AEC annual meeting. The results reflected in this Form 8-K/A are based on a vote tabulation report certified by the inspector of elections.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The final results of voting on each of the matters submitted to a vote of shareowners during the annual meeting of shareowners of AEC on May 9, 2013 are as follows.

1. Election of directors for terms expiring in 2016. Each nominee for director was elected by the following vote:

	For	Withheld	Broker Non-Votes

Michael L. Bennett	71,088,461	4,576,920	15,918,590
Darryl B. Hazel	71,206,798	4,458,583	15,918,590
David A. Perdue	71,047,367	4,618,014	15,918,590

2. Advisory vote on approval of the compensation of AEC’s named executive officers. This matter was approved by the following vote:

For	Against	Abstentions	Broker Non-Votes

70,637,251	3,492,057	1,536,073	15,918,590

3. Ratification of the appointment of Deloitte & Touche LLP as AEC’s independent registered public accounting firm for 2013. This matter was approved by the following vote:

For	Against	Abstentions

90,201,867	843,239	538,865

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

Date: June 27, 2013	By:	/s/ James H. Gallegos
James H. Gallegos
Vice President and General Counsel

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